UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008

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Broadcaster, Inc.

 (Exact name of registrant as specified in its charter)

______________

Delaware	0-15949	94-286863
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

(Address of Principal Executive Office) (Zip Code)

(818) 206-9274

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers.   Compensatory arrangement of Certain Officers.

On August 19, 2008, the President of the Registrant, Nolan Quan, retired from the Registrant. It is not expected that a replacement will be named and instead the functions of the President shall be assumed by the Chief Executive Officer.

Item 8.01

Other Events

On September 2, 2008 the Registrant issued the attached press release regarding the denial of applications of Paul Goodman and Baytree Capital Associates LLC for entry of preliminary injunctions and thereby terminating previously in place temporary restraining orders.  The press release is furnished as an exhibit to this current report.

 Item 9.01.

Financial Statements and Exhibits.

(a)

– (c)

N/A

(d)

Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ Martin Wade, III
Martin Wade, III Chairman and CEO

Date:  September 2, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 2, 2008.